                                                Filed Pursuant to Rule 424(b)(3)

                                                      Registration No. 333-35024

PROSPECTUS SUPPLEMENT DATED JUNE 20, 2001

(To Prospectus filed on May 8, 2000)


                                PMC-SIERRA, INC.

                                   PROSPECTUS

                        4,794,065 Shares of Common Stock

                              ____________________


     This Prospectus Supplement together, with the Prospectus listed above, is to be used by certain holders of the above-referenced securities or by their transferees, pledgees, donees or their successors in connection with the offer and sale of the above referenced securities.

     The table captioned "Selling Stockholders" commencing on page 4 of the Prospectus is hereby amended to reflect the following additions and changes.

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                                                                                                    SHARES TO BE
                                                                                                   OFFERED FOR THE
                      SELLING STOCKHOLDERS                                                       SELLING STOCKHOLDER
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Keyur Patel, Trustee U/D DTD 02/17/2000 by Patel Family Irrevocable Trust                                 2,137
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